UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

First BanCorp

(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 Regulation FD Disclosure

     The executive officers of First BanCorp intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1.

     First BanCorp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits

     The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

     (C) Exhibits

     99.1 — Investor Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP
Date: June 22, 2005	By:	/s/Annie Astor-Carbonell
Annie Astor-Carbonell
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Investor presentation.